“New Sources of Earnings – A Primer on Our Solar Energy Strategy” Exhibit 99.1

New Jersey Resources Corporate Overview Laurence M. Downes March 8, 2011

AGENDA
• Corporate Overview
• NJR Strategy
• Solar Information
• Solar Project - Development Process
• Break
• NJRCEV Project Pipeline
• The Sunlight Advantage (Residential Program)
• SRECs
• Hedging
• ITC Accounting for Solar Transactions

REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements can also be identified by the use of forward-looking terminology such as “may,” “intend,” “expect,” or “continue” or comparable terminology and are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.
The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, customer usage, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2011 and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; NJR’s dependence on operating subsidiaries; demographic changes in the New Jersey Natural Gas (NJNG) service territory;
the rate of NJNG customer growth; volatility of natural gas and other commodity prices and their impact on customer usage, NJR Energy Services’ (NJRES)
operations and on the Company’s risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets that would result in the increased cost and/or limit the availability of credit at NJR to fund and support physical gas inventory purchases and other working capital needs at NJRES, and all other non-regulated subsidiaries, as well as negatively affect cost and access to the commercial paper market and other short-term financing markets by NJNG to allow it to fund its commodity purchases, capital expenditures and meet its short-term obligations as they come due; ability to comply with debt covenants; continued failures in the market for auction rate securities; the impact to the asset values and resulting higher costs and funding obligations of NJR’s pension and postemployment benefit plans as a result of downturns in the financial markets, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company’s joint ventures and partnerships; risks associated with the
Company’s investments in solar energy projects, including the availability of regulatory and tax incentives, the development of the market for Solar Renewable
Energy Certificates, the construction and regulatory risks and the availability of viable projects; the level and rate at which costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process in connection with constructing, operating and maintaining
NJNG’s natural gas transmission and distribution system; dependence on third-party storage and transportation facilities for natural gas supply; operational risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; the ultimate outcome of pending regulatory proceedings; the disallowance of recovery of environmental-related expenditures and other regulatory changes; and environmental-related and other litigation and other uncertainties. While the Company periodically reassesses material trends and uncertainties affecting the Company’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the Securities and Exchange Commission, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

DISCLAIMER REGARDING
NON-GAAP FINANCIAL MEASURES

This presentation includes the non-GAAP measures net financial earnings (losses) and utility gross margin. As an indicator of the company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures such as cash flow, net income, operating income or earnings per share. Net financial earnings (losses) exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period.
In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company’s operations that move in relation to each other.
Management uses net financial earnings and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the company’s performance. Management believes these non-GAAP measures are more reflective of the company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see Item 7 of our Annual Report on
Form 10-K for the fiscal year ended September 30, 2010, filed on November 24, 2010.

KEY INDUSTRY ISSUES 5

• Net Financial Earnings for the quarter
– $.71 vs. $.66 last year, a 7.6 percent increase
• NFE guidance announced – range of $2.50 to $2.65 per share
– 60 to 70 percent from NJNG
• Implemented a 5.9 percent dividend increase effective January 3, 2011
• Strong results from NJNG
– Steady customer growth
– AIP investments
– Higher BGSS incentive margins
• Positive earnings contribution from NJRES and midstream assets
• Announced The Sunlight Advantage™
1    QUARTER FISCAL 2011 HIGHLIGHTS

ST

FIRST QUARTER NFE
($mm)
Company Q1 2011 Q1 2010 Change
New Jersey Natural Gas $24.4 $23.5 $0.9
NJR Energy Services 3.2 2.5 0.7
Midstream Assets 1.7 1.9          (0.2)
Clean Energy/Retail/Other (0.2) (0.5)            0.3
Total $29.1 $27.4 $1.7
Per basic share $0.71 $0.66 $0.05

KEY FINANCIAL DRIVERS
• New Jersey Natural Gas
– Margin Growth from New Customers
– Regulatory Programs
• Accelerated Infrastructure Programs
• Incentive Programs
• Clean Energy Ventures
• Midstream Assets
– Steckman Ridge
– Iroquois
• Disciplined Wholesale Energy Services
• Home Services

OUR BUSINESS MODEL
Safety and reliability
Competitive pricing
Steady customer growth
Rate base
investment opportunities
Regulatory initiatives
Natural Gas Distribution
Clean Energy and Retail Services
Residential solar  programs
Commercial solar projects
and ground mount solar farms
Residential and commercial
service contracts, installations
and repair services
Wholesale Energy Services
Physical natural
gas marketer
Producer services
Manage storage and
transportation assets
Synergistic midstream
investment opportunities
The Fundamentals:
• Stakeholder Relationships • Strong Financial Profile
• Disciplined Capital Allocation
• Infrastructure, Asset Mgmt. & Service
• Consistent Earnings and Dividend Growth

CONSISTENT FINANCIAL PERFORMANCE
$1.88
$2.11
$2.24
$2.40
$2.46
$2.50 - $2.65
$1.30
$1.55
$1.80
$2.05
$2.30
$2.55
2006 2007 2008 2009 2010 2011 Current
Range
September 30
NJR estimates net financial earnings of
$2.50 to $2.65 per basic share in fiscal 2011

2011 EARNINGS GUIDANCE
Infrastructure-based businesses expected to contribute
up to 90 percent of fiscal 2011 NFE
Clean Energy
Ventures
10-20%
Midstream
5-10%
NJR Energy
Services
5-10%
New Jersey
Natural Gas
60-70%
Home Services
& Other
2-5%

$0.96 $1.01 $1.12 $1.24 $1.36 $1.44* $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2006 2007 2008 2009 2010 2011 DIVIDEND GROWTH * Effective January 3, 2011 12

PAYOUT RATIO Based on Net Financial Earnings Payout ratio provides continued dividend growth opportunities 13

OUR BUSINESS MODEL
Safety and reliability
Competitive pricing
Steady customer growth
Rate base
investment opportunities
Regulatory initiatives
Natural Gas Distribution
The Fundamentals:
• Stakeholder Relationships • Strong Financial Profile
• Disciplined Capital Allocation
• Infrastructure, Asset Mgmt. & Service
• Consistent Earnings and Dividend Growth

THE  NJNG ADVANTAGE
The NJNG Advantage is:
•Core customer growth
– New construction
– Conversions
•The SAVEGREEN Project™
•Regulatory incentives

The NJNG Advantage is the price and value benefits provided
to customers

• Over 490,000 customers
• $943 million of rate base
• 100 percent residential &
commercial customers
• Favorable demographics
to support customer
growth
THE  NJNG ADVANTAGE -
OUR SERVICE AREA
NYC
Phila.
Atlantic
City

THE  NJNG ADVANTAGE - SERVICE AREA
DEMOGRAPHICS
3.5%
3.9%
4.7%
12.3%
0.0%
5.0%
10.0%
15.0%
NJ Morris Monmouth Ocean
Population Change 2000-2009
Source: US Census Bureau
County by County Customer Breakdown
Morris
12%
Ocean
44%
Monmouth
44%

$1.28
$2.68
$4.63
$4.98
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
NJNG Fuel Oil Propane Electricity
THE NJNG ADVANTAGE - FUEL PRICE
COMPARISON
Data as of January 2011. Based on
100,000 comparable BTUs

NJNG enjoys a distinct price advantage in its service area

89,838
7,600
2014-Build Out
Potential
New Customers = 97,438
2011-2013
THE NJNG ADVANTAGE - NEW
CONSTRUCTION
• Estimates based on:
• Local construction trends
• Economic forecasts
• New construction market
improving

• Identifying and targeting communities for conversion
–
Close proximity to natural gas lines
– Type of fuel and equipment
• Age and size of house
• To encourage conversions:
– Provide custom fuel cost comparisons
– SAVEGREEN rebates and incentives
– Partner with contractors
THE  NJNG ADVANTAGE
–
CONVERSION
MARKETS

• 1,640 new customers in Q1 fiscal 2011:
a 14 percent increase over 1Q 2010
• 92 additional existing customer heat
conversions
• Q1 new customers and existing customer
conversions will contribute approximately
$.9 million of new NJNG utility gross
margin annually
• Estimate 12,000 to 14,000 new
customers over the next two years -
a growth rate of 1.2 percent
THE NJNG ADVANTAGE RESULT - STEADY
CUSTOMER GROWTH

New
49%
Conversions
51%
Q1 Fiscal 2011 New Customer Breakdown
Residental
60%
Commerical
38%
Existing
2%
NJNG Gross Margin Contribution

THE SAVEGREEN PROJECT
• Programs to encourage energy efficiency
• Extended by BPU in September through 2011
• Contractor partners grew from 144 to 693 in 2010
• $10 million in incentives has created an estimated $40 million in economic activity
• On-bill repayment plan
– Allows customers to fund up to $10,000 of HPwES energy-efficiency upgrades and repay it on their bills over a 10 year period with no interest.

• Off-system sales and capacity release
– In place since 1992
– Optimization of capacity contracts
– Sharing formula of 85 percent customer; 15
percent NJNG
• Storage Incentive (SI)
– In place since 2004
– Promotes long-term price stability
– Promotes cost efficiencies
– Sharing formula of 80 percent customer; 20
percent NJNG
• Financial Risk Management (FRM)
– In place since 1997
– Promote application of risk management
techniques
– Sharing formula of 85 percent customer; 15
percent NJNG
BGSS INCENTIVES
Total customer savings since
inception: $504 million

REGULATORY INITIATIVES
Accelerated Infrastructure Programs (AIP)
• Investment of $70.8 million on infrastructure projects
– Since inception in 2009, NJNG has expended $56 million (December 2010)
– $36.4 million of AIP expenditures now included in base rates
– Rate recovery of program spending annually at WACC of 7.76 percent
– Has created an estimated 700 direct and indirect jobs
• Filed with the NJ BPU for an additional $52.2 million in October
– Amended filing increases total to $60.2 million in January
– Decision expected by end of March
Conservation Incentive Program
• In place through September 30, 2013; encourages customer conservation
• Customers have saved over $174 million since inception
• Protects NJNG utility gross margin from declining usage and weather

J.D. Power and Associates 2010 Gas Utility
Residential Customer Satisfaction Study
CUSTOMER SATISFACTION
• “Highest in Customer Satisfaction With
Residential Natural Gas Service in the Eastern
U.S. among Large Utilities”
• Our Best Performance By Far
–
NJNG Score:  649
–
East Region Large Utility Average:  612
• Our 4 J.D. Power Award
– 2002 Residential Customer Satisfaction
– 2007 Founder’s Award
– 2009 Residential Customer Satisfaction
– 2010 Residential Customer Satisfaction
New Jersey Natural Gas received the highest numerical score among large utilities in the
Eastern U.S. in the proprietary J.D. Power and Associates 2010 Gas Utility Residential
Customer Satisfaction Study . Study based on 61,026 online interviews ranking 10 providers in the Eastern U.S. (CT, DC, MD, MA, NH, NJ, NY, PA, RI, VA). Proprietary study results are based on experiences and  perceptions of consumers surveyed September 2009-
July 2010. Your experiences may vary. Visit jdpower.com.

SM
th

OUR BUSINESS MODEL
Wholesale Energy Services
Physical natural
gas marketer
Producer services
Manage storage and
transportation assets
Synergistic midstream
investment opportunities
The Fundamentals:
• Stakeholder Relationships • Strong Financial Profile
• Disciplined Capital Allocation
• Infrastructure, Asset Mgmt. & Service
• Consistent Earnings and Dividend Growth

• Overall, midstream assets contributed $1.7 million to Q1 2011 NFE
• Expected to contribute 5 to 10 percent to fiscal 2011 NFE
• Approximately 30 percent of Steckman Ridge capacity is now under long-term contracts
MIDSTREAM ASSETS

• 411-mile pipeline system running from the
Canadian border at Waddington, NY to Long
Island & NYC
• 78,100 HP of compression
• 1.2 Bcf/d of peak deliverability
• Commenced operations in 1991
$0.8
$0.7
$1.0
$1.1
$1.5
$1.8
$2.6
$2.6
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2003 2004 2005 2006 2007 2008 2009 2010
September 30
NJR's Iroquois Ownership Earnings
MIDSTREAM INVESTMENTS:
IROQUOIS PIPELINE

NJRES UPDATE
• Value of capacity and storage has been affected by changing markets and additional supplies
– Resulted in lower margins
– Continued focus on a long-option strategy
– Disciplined risk management
• Greater focus on Producer Services
– Fee-based asset management
– Over 350,000 dth/day currently under management
• Contributed $3.2 million to Q1 2011 NFE vs. $2.5 million last year
• Lower expected contribution to overall fiscal 2011 NFE

PRODUCER SERVICES
• Producers Services encompasses two distinct efforts
– Service Based
• New gas resource plays have created a growing need for small to mid-
sized exploration and production companies to retain outside marketing services to ensure flow assurance
– Term gas supply purchase
– Management of pipeline and storage assets
– Nominations, scheduling and other operations functions
– Hedging and risk management
– Negotiation of gathering, processing, transport and other
commercial agreements
– Asset Based
• NJRES focus on producers with production where NJRES’
transportation and storage assets bring added value
• Current efforts focused primarily on Marcellus Shale

OUR BUSINESS MODEL
Clean Energy and Retail Services
Residential solar  programs
Commercial solar projects
and ground mount solar farms
Residential and commercial
service contracts, installations
and repair services
The Fundamentals:
• Stakeholder Relationships • Strong Financial Profile
• Disciplined Capital Allocation
• Infrastructure, Asset Mgmt. & Service
• Consistent Earnings and Dividend Growth

• Spun out from NJNG in 2000
• Not capital intensive
• Principally a service business
(i.e., labor intensive)
• Strong organic growth opportunities
• High customer service levels
• High productivity
NJR HOME SERVICES

2000 11% 89% $11.3 million $31.1 million NJRHS – GROWTH IN SERVICES AND REVENUE 33 2010 2% 21% 1% 72% 4% Service Contracts Chargeable Installations Plumbing Commercial

•
We have:
–
The fundamentals in place to achieve long-term NFE growth
•
Customer growth
•
AIP and SAVEGREEN
•
Steckman Ridge
•
Solar Investments
–
The ability to increase dividends
–
A strong financial profile
–
A collaborative relationship with regulators
–
A track record of growth and consistent results
A RECORD OF CONSISTENT
PERFORMANCE

NJR Strategy

REGARDING FORWARD-LOOKING
STATEMENTS

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements can also be identified by the use of forward-looking terminology such as “may,” “intend,”
“expect,” or “continue” or comparable terminology and are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.
The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding the Company's clean energy strategy, particularly our solar energy projects for fiscal 2011 and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; the impact of volatility in the credit markets that would result in the increased cost and/or limit the availability of credit at NJR to fund and support working capital needs at its non-regulated subsidiaries; accounting effects and other risks associated with hedging activities and use of derivatives contracts; risks associated with the Company’s investments in solar energy projects, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits
(ITCs) and the future market for Solar Renewable Energy Credits (SRECs) that are traded in a competitive marketplace in the state of New
Jersey; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; and environmental-related and other litigation and other uncertainties. Projects referred to as “under evaluation” in this presentation are not under contract and are subject to negotiation of final terms and all of the aforementioned  risks. Additional information and other factors are contained in NJR's filings with the Securities and
Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent
Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http:.//www.sec.gov.  Information included in this presentation is representative as of today only and while the Company periodically reassesses material trends and uncertainties affecting the Company’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the Securities and Exchange
Commission, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

NJR SOLAR STRATEGY
• Consistent with our core
energy strategy
• Three sources of investment value
• Energy savings for customers
• Promotes economic development
and job creation
(1)
– Approximately 5 jobs created for each $1 million investment
– $425,000 in NJ Gross State Product created for each $1 million investment
• Supports New Jersey’s environmental goals

(1) Edward J. Bloustein School of Planning and Public Policy, Rutgers, The State University of New Jersey, Economic Impacts of
Energy Infrastructure Investments, July 2010

WHY NEW JERSEY?
• History of innovation in electricity markets
• Deregulated power market with multiple utilities
• High retail electric rates
• Densely populated state with constrained ability for
new generation and transmission capacity
• High sensitivity to environmental issues
• Strong support for renewable energy

WHY NEW JERSEY?
Year Action
1999 Electric Discount and Energy Competition Act (EDECA) law
defines net metering, RPS, and SBC
2001 New Jersey Clean Energy Program (NJCEP) Solar rebate
program initiated with $120 million over 4 years
2003 EDECA modified for solar RPS carve-out with Solar ACP
(SACP)
2004 NJCEP solar rebate budget renewed at $270 million for next four years
2005 EDECA modified to limit SREC’s to only NJ facilities, extended
RPS to 2021, required LSE’s to meet RPS via SREC’s
2007-8 Solar Market Transition from rebates to SREC’s; SACP
increased from $300 to $711
2009 Board of Public Utilities enforces $40 million SACP penalty;
initiates utility securitization programs
2010 Solar Fair Competition Act (A3520) doubles solar RPS and the established solar RPS and SACP cannot be reduced by BPU
action

MAJOR GOVERNMENTAL ROLES
Issues Energy Master Plan that
defines state direction and priorities;
Board of Public Utilities reports to
Governor
Establishes EDECA which defines
Renewable Portfolio Standard (RPS)
and Solar Alternative Compliance
Payment (SACP)
Administers NJCEP SREC registration
program and implements EDECA

STRONG RPS CREATES LONG-TERM SOLAR OPPORTUNITIES IN NEW JERSEY Energy Year End 41 The RPS goes from 171 GWH in 2010 to 965 GWH in 2015, an increase of almost 6x in five years. 306 596 772 965 442 15

Energy Year End 42 The RPS requirement of 5,316 GWh in 2026 is a 451% increase from the 2015 requirement of 965 GWh. STRONG RPS CREATES LONG-TERM SOLAR OPPORTUNITIES IN NEW JERSEY

ASSET MANAGEMENT IS A KEY SKILL SET

Nameplate
Capacity
Operational
Performance
Operational
Capacity
Panel degradation
factors can
decrease system
output by
approximately
0.5% per year
Equipment
Degradation
Maintenance
Equipment
Performance
Shading and
soiling concerns
can inhibit system
production
Inverter or array
downtime can
severely impact
system output
_
=
Solar value is maximized by operational excellence.
Infrastructure reliability and performance are the key drivers for investment value.

SOLAR RENEWABLE ENERGY
CERTIFICATES (SREC)
• A SREC represents the environmental benefits or attributes of one megawatt-hour of generation from a solar generating facility
• Load Serving Entities (LSE) obtain SRECs to satisfy their RPS requirements
• An alternate to purchasing SRECs is for LSEs to pay a Solar
Alternate Compliance Payment (SACP)

New Jersey has moved from a rebate to a market
based pricing incentive model.

MULTI-SECTOR SOLAR INVESTMENT STRATEGY 45

NJR CLEAN ENERGY VENTURES –
LEASE MODEL

Commercial Model
• NJRCEV acquires
ground or rooftop
control through lease
agreement with
landlord
• Solar electricity sold to
tenants (retail) or to
grid (wholesale)
• Landlord get lease
payments
• NJRCEV get ITC and
monetizes SRECs
Residential Model
• NJRCEV acquires
rooftop control through
lease agreement with
homeowner
• Homeowner gets
benefit of solar
produced electricity
• NJRCEV gets lease
payments from
homeowner
• NJRCEV gets ITC and
monetizes SRECs

Potential
Relationships
Developers
Manufacturers
Contractors
Support
Spano American Capital Energy
Uni-Solar Neuwing Renewable Energy
Tioga Garden Solar
Sunpower Green Oak Energy
Gloria Solis Partners
NERC Mercury Solar
Dynamic Carlisle Energy Services
Sun Farm Quadrillion
Con Edison Development
Mercury Solar Carlisle Energy Services
Ray Angellini Four Point Solar
AGT All Season Solar
Solis Partners GeoGenix
Sun Farm NJ Solar Power
RPS Advanced Solar Products
Uni-Solar Gloria SMA
MX Solar Trina SatCon
Andalay Solyndra PV Powered
Kyocera Suntech Schuko
Enphase UniRac Sunpower
Draker Labs DPW Locus Energy
Noveda  Technologies
The Dayhill Group MVM Advisors
Innovative  Engineering KZA Engineering
Broadlands EnTech
Cooper Electric Supply
Duffy Dolcy McManus & Roesch
SOLAR MARKET PARTICIPANTS

Solar Information

SOLAR REGIONAL MARKET COMPARISON
Solar Markets Analysis
California
Solar Yield 1470 kWh/kW
Residential
Electric  Rate
$0.1523
Commercial
Electric Rate
$0.1421
Arizona
Solar Yield 1617 kWh/kW
Residential
Electric Rate
$0.1105
Commercial
Electric Rate
$0.0952
Florida
Solar Yield 1364 kWh/kW
Residential
Electric Rate
$0.1150
Commercial
Electric Rate
$0.0977
New Jersey
Solar Yield 1250 kWh/kW
Residential
Electric Rate
$0.1661
Commercial
Electric Rate
$0.1398
(2) Annual solar yield based on optimum PV Watts default orientation and tilt
Solar markets are driven by two factors – retail
energy rates
(1)
and solar panel yields
(2)

(1) 2010 Commercial electric rate as per U.S. Energy Information Administration – Electric Power Monthly

Generation
Transmission
Distribution
SOLAR GENERATION MODEL

Customer
Jurisdiction
FERC NJBPU NJBPU
Method of Interconnection
Pricing Mechanism
Solar
Array
N/A Grid
Connected
Net
Metered
N/A Wholesale Rate
set by Tariff OR
Market Trade
Retail
Offset
Distributed Model with differing off-take possibilities

NET METERED SOLAR PV CONFIGURATION

Design considerations:
• Site orientation
• Shading and obstructions
• Roof integrity or ground
mounting space
• Thin film or crystalline panels
(cost and aesthetics)
• System sizing

MATCHING TECHNOLOGY TO APPLICATION
Advantages Disadvantages
Crystalline
(Mono and Multi)
• High energy density
• Good for space constrained
applications
• Temperature sensitive
• Weight
• Mounting may require roof
penetration
Thin Film • Wide spectrum of light
• Building integrated product
• Weight
• Energy density
• Module degradation
Thin Film
(Solyndra)
• Weight
• Potential for added performance
• Less impact from snow and soil
• Energy density
• Applicable only to certain roof
types

SYSTEM PRODUCTION MONITORING
System production information is monitored by NJRCEV and is actively processed in order to achieve recognition of SREC revenue in a timely fashion.
• The system meter is monitoring energy production flow continually
• The system meter is read on a monthly basis for the purposes of SREC reporting
• SREC generation data is uploaded into the PJM – Generation Attribute Tracking
System (PJM-GATS)
• The following month PJM – GATS credits NJR with the appropriate SREC production

Solar Project - Development Process

BUSINESS DEVELOPMENT STRATEGY
Project
Closeout
Installation
Final
Engineering
Design  &
Permitting
Sales
Commitment
Relative Times by Project
Category
Residential
Retail Commercial
Wholesale Commercial
Solar Farms
Timeline
(Illustrative)
Estimated Completion 3-4 months
Estimated Completion 4-8 months
Estimated Completion 6-12 months
Estimated Completion 12-24+ months
Residential and commercial projects have similar processes.  Time frames and complexity are dependent on project.

PROJECT PROFILE: A CONTINUUM OF
APPROVAL POINTS
Project
Operation
Project
Closeout
Installation
Final
Engineering
Design  &
Permitting
Site Control
NJR Approval
NJCEP Initial Application
Local/Regional Permit Application
Interconnection Phase I
NJR QC/QA
NJCEP QC/QA
Local/Regional  Permit Approval
Interconnection Phase II
NJCEP “As-Built”
Application
NJCEP Final
Application
SREC Registration
PJM GATS Initiation
NJR Close-out
Once project documents are executed a detailed process of permits and approvals are required to interconnect and construct.  This process varies widely by location and utility region.

PJM INTERCONNECTION
PROCESS OVERVIEW
All generation projects interconnecting through a PJM transmission owner must follow the same process for requesting approval to connect to the system.
3 Months 4 Months 6 Months

* Interconnection Service Agreement/Construction Service Agreement
Interconnection
Request
Studies
Execution of
ISA/CSA *
ISA/CSA
Implementation
Commercial
Operation
Feasibility
Study
Impact Study Facility
Study
The study phases highlighted above are regulated by FERC.
• All projects follow the same timeline
• Study process is 12 to 18 months
• Actual construction of the interconnect can range from several months to years if transmission line upgrade work is required

NJRCEV Project Pipeline

COMMERCIAL PROJECT – DRIVERS/VALUES 59

COMMERCIAL PROJECT – DRIVERS/VALUES 60

COMMERCIAL SOLAR MODEL
• Real estate brokers, property managers, land developers
– Project development opportunities
• Engineering Procurement Construction (EPC) contractors
– Lead generation
– System design and engineering
– Installation
• NJR Clean Energy Ventures
– Oversee construction process
• Owner’s representative support
– Meter and monitor system performance

OVERVIEW OF COMMERCIAL
PROJECT PIPELINE
General Summary
• $17 million closed and in construction
phase
• $250 million of projects under
evaluation
• Contract commitments are not
finalized, stage is determined by status
of our contract negotiations, customer
acceptance, permitting, approvals and
date of commercial operations
• Annual capital currently estimated at
$40 - $60 million
• Robust mix of project types to balance
portfolio
– Rooftop vs. ground mount
– Wholesale vs. retail
$110 MM
$54 MM
$86 MM

PROJECTS IN CONSTRUCTION PHASE
• NJRCEV is currently constructing a number of commercial projects along with building out its residential program
Location Size (MW) Capital ($MM) Project Type
Edison,
NJ
*
0.5 2.2
Rooftop
Avenel,
NJ 1.5 6.6
Rooftop
Cranbury,
NJ 0.9 3.9
Rooftop
South Brunswick,
NJ 1.0 4.3
Rooftop
TOTAL 3.9 17.0

*  Completed in February 2011

MID AND LATE STAGE PROJECTS
UNDER EVALUATION
Location Size (MW) Capital ($MM) Project Type
Southern,
NJ 5.0 27.4
Ground
Central,
NJ 3.6 17.2
Ground
Central,
NJ
10.0
43.0
Ground
Southern,
NJ 4.2 18.0
Ground
Central,
NJ 0.5 2.5
Rooftop
Northern,
NJ 0.36 1.8
Rooftop
Northern,
NJ 0.5 2.5
Rooftop
Central,
NJ 1.5 6.4
Rooftop
Southern,
NJ 10.0 45.0
Ground
TOTAL
35.7 163.8

Projects are pending completion of due diligence and final
contract negotiations

RESIDENTIAL LEASE PROGRAM DRIVERS 66

RESIDENTIAL PROJECT – DRIVERS/VALUES 67 2011 Goals • $9.4 million capital • 2.2 MW • 350 projects

RESIDENTIAL SOLAR LEASING MODEL
• Installation channel partners
– Lead generation
– Sales
– Installations
• NJR Clean Energy Ventures
– Marketing
– Material procurement
– Quality assurance
– Metering and monitoring

TRANSFORMING THE RESIDENTIAL MARKET
From To
High income Moderate income
High risk tolerance Low risk tolerance
Be green Save green
Construction/techno savvy Less expensive electricity
NJR is appealing to a new type of customer by shifting solar from a capital expenditure to a service model

Clean & Green No Money Down Fixed Monthly Cost No Fine Print We Manage Everything $100 per month $1,200 per year $20,000 system life Backed By A Company You Trust PRODUCT POSITIONING 70

Critical Success Factor NJRCEV Strategy
Obtain and sustain rapid market
penetration
• Create superior customer value to accelerate  sales cycles
• Add channel partners to increase market coverage
• Leverage local contacts to speed permitting processes
Leverage scale to drive down cost of
installations
• Standardized installations with limited customization
• Adopt bulk purchasing model
• Set prices with channel partners with expected reductions
• Ongoing in-source of  functions where scale and standardization add value
Maximize system performance at minimum
cost
• Maintain flexibility to source best of breed technologies
• Implement remote monitoring tools
• Leverage NJR best practices in customer service, billing and warranty management
DRIVING SUSTAINABLE
COMPETITIVE ADVANTAGE

SRECs

SREC REGISTRATION
AND TRANSFERS
Energy
Producer
GATS
SREC
Registry
Monetization
Load
Serving
Entity

Electronic exchanges and retail providers
create liquidity for SREC monetization
Bi-lateral
agreements
Electronic
Exchange
Utility
Auctions
Spot Sales
Term Sales
Aggregator
Broker

As SREC’s Created
Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan
SREC MONETIZATION
135 135 117 100 72 47 36 67 78 105 117 128
135 270 387 487 559 606 642 709 787 892 1,009 1,137
Monetize in current
energy year –
transact by 8/31
Cumulative
SREC Credited
Monetize in following
energy year or SREC
expires
Balance Carries Forward……………………

Energy Year Timeline (Illustrated for a 1 MW project)

INDICATIVE VALUE OF SRECS

$300
$350
$400
$450
$500
$550
$600
$650
$700
2011 2012 2013 2014 2015 2016
SACP JCP&L/ACE Solicitation (10 Yr)
Broker market 2011-2013
$350
Spot Price $655
$425
Broker market 2012-2014
PSEG Solar Loan II (15 Yr)

Hedging

HEDGING OBJECTIVES
• Maximize SREC revenue while protecting project payback returns
• Develop a portfolio approach as SREC volumes increase with additional projects
• Mitigate SREC revenue uncertainty

TYPICAL PROJECT HEDGING
• Hedge through pay-back period
– Approximately 5 years
• Hedging results of three-year strip strategy
– 70% of capital commitment
• Selling a three-year strip of SRECs at market prices
• ITC recognition
• After each year of operation, additional SREC sales to be evaluated

Accounting for Investment Tax Credits (ITC)

ITC - BACKGROUND INFORMATION
• The Emergency Economic Stabilization Act of 2008 extends  30 percent investment tax credit on solar facilities through the end of
2016 (tax basis reduced by 50 percent of the credit)
• American Recovery and Reinvestment Act of 2009 provides for a 30 percent cash grant in lieu of ITC
• The 30 percent cash grant option recently extended to December
2011
Project owners have a choice of cash grant or ITC

ITC - BACKGROUND INFORMATION
• ITC Process
• Qualifying investments claimed as a credit on federal income tax return
• Results in a reduction of tax payment  (i.e., cash saved at time of estimated tax payment)
• Subject to review customarily associated with audit of tax return by IRS
• Grant
• Application filed for each project with Department of Treasury
– Includes engineering design documents, costing of project, and independent auditor certification if over $500,000
• Payment is received 60 days after application is deemed complete
Companies with liquidity and tax appetite prefer ITC

ACCOUNTING FOR ITC – BACKGROUND
• Accounting literature for ITC dates back to 1962, and has not changed from original conclusions
– APB 2: Accounting for the “Investment  Credit”
– APB 4: Accounting for the “Investment Credit”
• Under the guidance there are two methods to account for ITC
– Tax reduction (“flow through”) – immediate recognition of the tax benefit
– Cost reduction (“deferred”) – recognized over the life of the asset
NJR has elected the “flow through” method of
accounting for ITC

EXAMPLE – ACCOUNTING FOR
$10 MM SOLAR INSTALLATION
Tax credit on investment ($10mm x 30%) $3,000,000
Tax basis reduction ($1.5 mm x 40%) (600,000)
Net tax benefit $2,400,000
The resulting Day 1 tax benefit from solar is 24 percent
of the qualifying investment

ANNUAL EFFECTIVE TAX RATE
• Under ASC 740, an entity is required to calculate an annual effective tax rate and use that rate to estimate tax expense/benefit during interim annual periods
• Annual Effective Tax Rate (“AETR”) calculations must include anticipated Investment Tax Credits (“ITC”)
Quarterly effective tax rate dependent on forecast of
expected ITC eligible capital expenditures

SUMMARY
• Consistent with NJR strategy
• Strong NJ RPS goals / incentives
• Potentially large market opportunities
• Diversified network of suppliers, developers and installers
• Tax appetite for ITC
• Short (4-5 year) payback mitigates capital at risk
• Strong contributor to NJR earnings